Exhibit 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                WITH RESPECT TO
                        K-III COMMUNICATIONS CORPORATION
                          8 1/2% SENIOR NOTES DUE 2006

    This form must be used by a holder of the 8 1/2% Senior Notes due 2006 (the "Old Notes") of K-III Communications Corporation ("K-III") who wishes to tender Old Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offers--Guaranteed Delivery Procedures" of the Prospectus dated July 24, 1996 (the "Prospectus") and in Instruction 2 to the Letter of Transmittal. Any holder who wishes to tender Old Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Notes Exchange Offer. Capitalized terms not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

    To: The Bank of New York, Exchange Agent

                                     By Facsimile
         By Mail:                    Transmission:           By Hand or Overnight Courier:
  Reorganization Section            (212) 571-3080               Reorganization Section
101 Barclay Street--7 East                                     101 Barclay Street--7 East
    New York, NY 10286           Confirm by Telephone:             New York, NY 10286
  Attention: Henry Lopez            (212) 815-2742               Attention: Henry Lopez

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to K-III, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal. The undersigned hereby tenders the principal amount Old Notes listed below:

- ----------------------------------------------------------------------------------------------
       CERTIFICATE NUMBER(S) (IF KNOWN)            PRINCIPAL AMOUNT OF     PRINCIPAL AMOUNT OF
                 OF OLD NOTES                       NOTES REPRESENTED        NOTES TENDERED
       --------------------------------            -------------------     -------------------
       --------------------------------            -------------------     -------------------
       --------------------------------            -------------------     -------------------
       --------------------------------            -------------------     -------------------


/ / Depository Trust Company
  (check if Old Notes will be tendered by book-entry transfer)

                                   SIGN HERE
Name of Holder: ________________________________________________________________

Signature(s): __________________________________________________________________

Name(s) (please print): ________________________________________________________

Address: _______________________________________________________________________

         _______________________________________________________________________

Telephone Number: ______________________________________________________________

Date: __________________________________________________________________________

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Old Notes tendered hereby in proper form for transfer and any other required documents, all by 5:00 p.m., New York City time, on the fifth business day following the Expiration Date.

                                   SIGN HERE
                        Name of firm: ___________________________

                        Authorized Signature: ___________________

                        Name (please print): ____________________

                        Address: ________________________________

                                 ________________________________

                                 ________________________________

                        Telephone Number: _______________________

                        Date: ___________________________________

DO NOT SEND NOTES WITH THIS FORM. ACTUAL SURRENDER OF NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

    1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedure, see Instruction 2 of the Letter of Transmittal.

    2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Old Notes referred to herein, the signature must correspond with the name(s) written on the face of the Old Notes without alteration, enlargement, or any change whatsoever.

    If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Old Notes listed, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Old Notes.

    If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing.

    3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Notes Exchange Offer.

                         NOTICE OF GUARANTEED DELIVERY
                                WITH RESPECT TO
                        K-III COMMUNICATIONS CORPORATION
                  $10.00 SERIES C EXCHANGEABLE PREFERRED STOCK

    This form must be used by a holder of the $10.00 Series C Exchangeable Preferred Stock (the "Old Preferred Stock") of K-III Communications Corporation ("K-III") who wishes to tender shares of Old Preferred Stock to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offers--Guaranteed Delivery Procedures" of the Prospectus dated July 24, 1996 (the "Prospectus") and in Instruction 2 to the Letter of Transmittal. Any holder who wishes to tender shares of Old Preferred Stock pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Preferred Stock Exchange Offer. Capitalized terms not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

    To: The Bank of New York, Exchange Agent

           By Mail:                By Facsimile Transmission:          By Hand or Overnight
       Tender & Exchange           (For Eligible Institutions                Courier:
          Department                          Only)                      Tender & Exchange
        P.O. Box 11248                   (212) 815-6213                     Department
     Church Street Station            Confirm Facsimile by              101 Barclay Street
    New York, NY 10286-1248                Telephone:               Receive and Deliver Window
                                     (For Confirmation Only)            New York, NY 10286
                                         (800) 507-9357

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to K-III, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the number of shares of Old Preferred Stock specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal. The undersigned hereby tenders the shares of Old Preferred Stock listed below:

- --------------------------------------------------------------------------------------------
       CERTIFICATE NUMBER(S) (IF KNOWN)             NUMBER OF SHARES        NUMBER OF SHARES
       OF SHARES OF OLD PREFERRED STOCK                REPRESENTED              TENDERED
       --------------------------------             ----------------        ----------------
       --------------------------------             ----------------        ----------------
       --------------------------------             ----------------        ----------------
       --------------------------------             ----------------        ----------------
       --------------------------------             ----------------        ----------------

/ / The Depositary Trust Company
  (check if Old Preferred Stock will be tendered by book-entry transfer)
Account Number: ________________________________________________________________

                                   SIGN HERE
Name of Holder: ________________________________________________________________

Signature(s): __________________________________________________________________

Name(s) (please print): ________________________________________________________

Address:________________________________________________________________________

        ________________________________________________________________________

Telephone Number: ______________________________________________________________

Date: __________________________________________________________________________

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the shares of Old Preferred Stock tendered hereby in proper form for transfer and any other required documents, all by 5:00 p.m., New York City time, on the fifth business day following the Expiration Date.

                       ------------------------------------------
                                   SIGN HERE

                        Name of firm: ___________________________

                        Authorized Signature: ___________________

                        Name (please print): ____________________

                        Address:_________________________________

                                _________________________________

                                _________________________________

                        Telephone Number: _______________________

                        Date: ___________________________________
                       ------------------------------------------

DO NOT SEND SHARES WITH THIS FORM. ACTUAL SURRENDER OF SHARES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

    1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedure, see Instruction 2 of the Letter of Transmittal.

    2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Old Preferred Stock referred to herein, the signature must correspond with the name(s) written on the face of the shares of Old Preferred Stock without alteration, enlargement, or any change whatsoever.

    If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any shares of Old Preferred Stock listed, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the shares of Old Preferred Stock.

    If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing.

    3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Preferred Stock Exchange Offer.